UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2016

THE KEYW HOLDING CORPORATION
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-34891 (Commission File Number)	27-1594952 (IRS Employer Identification No.)

7740 Milestone Parkway, Suite 400
Hanover, Maryland 21076
(Address of principal executive offices) (Zip Code)

(443) 733-1600
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
The KeyW Holding Corporation (the “Company” or "KeyW") is filing this Current Report on Form 8-K solely to update the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 (“the Company's 2015 Annual Report”) to reflect: (i) the revised presentation of the Company’s financials from two reportable segments, Government Solutions and Commercial Cyber Solutions, to one reportable segment, Government Solutions, and (ii) the reclassification of the historical financial results of the Company’s Commercial Cyber Solutions business as discontinued operations as a result of the sale of the Hexis business, which comprised our entire Commercial Cyber Solutions segment, during the second quarter of 2016 (the "Transaction").
The results of operations of the Hexis business that was sold as part of the Transaction have been reclassified to discontinued operations and the assets and liabilities that were sold as part of the Transaction have been presented in the Company’s consolidated financial statements as assets and liabilities of discontinued operations for all periods presented.
Attached as Exhibits 99.1, 99.2 and 99.3, respectively, to this Current Report on Form 8-K are the updated “Item 6 - Selected Financial Data,” “Item 7 - Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Item 15 - Exhibits, Financial Statement Schedules” from the Company’s 2015 Annual Report, to reflect the revised segment presentation and the reclassification of the historical financial results of the Hexis business as discontinued operations.
The information set forth in Exhibits 99.1, 99.2 and 99.3 is incorporated by reference into this item 8.01, should be read together with the Company's 2015 Annual Report and supersedes the corresponding disclosures in the Company's 2015 Annual Report. This Current Report on Form 8-K does not reflect events occurring after the filing of the Company's 2015 Annual Report and does not modify or update the disclosures therein in any way, other than as required to reflect the Hexis business as a discontinued operation. This Current Report on Form 8-K should be read in conjunction with the Company's 2015 Annual Report, and filings made by the Company with the SEC subsequent to the filing of the Company's 2015 Annual Report, including the Company’s Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2016, June 30, 2016, September 30, 2016, and any other Current Reports on Form 8-K filed since the filing date of the Company's 2015 Annual Report on March 15, 2016.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description
23.1	Consent of Grant Thornton LLP
99.1	Item 6 - Selected Financial Data
99.2	Item 7 - Management's Discussion and Analysis of Financial Condition and Results of Operations
99.3	Item 15 - Exhibits, Financial Statement Schedules

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE KEYW HOLDING CORPORATION
(Registrant)

/s/ Michael J. Alber
DATE: December 15, 2016	Michael J. Alber
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
23.1	Consent of Grant Thornton LLP
99.1	Item 6 - Selected Financial Data
99.2	Item 7 - Management's Discussion and Analysis of Financial Condition and Results of Operations
99.3	Item 15 - Exhibits, Financial Statement Schedules